Exhibit 99.1

Humacyte, a Transformative Biotechnology Platform Company Capable of

Manufacturing Universally Implantable Bioengineered Human Tissue at Commercial Scale,

Going Public via Merger with Alpha Healthcare Acquisition Corp.

-	Humacyte aims to transform medicine with off-the-shelf, universally implantable, bioengineered human tissue available at commercial scale.
-	Transaction values Humacyte at a pre-money valuation of $800 million with existing Humacyte shareholders rolling over 100% of their equity into equity of the Combined Company. Following transaction closing, Humacyte is expected to have a market capitalization of $1.1 billion.
-	Transaction is expected to provide up to $255 million of cash proceeds, including a fully committed $175 million PIPE and up to $100 million of cash held in the AHAC trust account assuming no redemptions. As a result of outsized demand, the PIPE offering was oversubscribed and upsized.
-	The PIPE was raised from a broad group of health care investors and thought leaders. These include Fresenius Medical Care, OrbiMed, Monashee Investment Management, Alexandria Venture Investments, UBS O’Connor, Morgan Creek Capital, and a number of unnamed health care focused funds. Most of the Company’s existing investors participated in the PIPE.
-	Transaction is expected to close in the second quarter, with the Combined Company expected to trade on the Nasdaq Capital Market under the symbol “HUMA.”

New York & Durham, N.C. – February 17, 2021: Alpha Healthcare Acquisition Corp. (Nasdaq: AHAC) (“AHAC”), a special purpose acquisition company led by Mr. Rajiv Shukla, today announced execution of definitive business combination agreement along with a fully committed PIPE financing agreement with Humacyte, Inc. (“Humacyte”), a clinical-stage biotechnology platform company developing universally implantable bioengineered human tissue at commercial scale. Upon closing of the transaction, AHAC will be renamed Humacyte, Inc. (the “Combined Company”) and will be led by Laura Niklason, M.D., Ph.D., Chief Executive Officer of Humacyte. The Combined Company’s common stock is expected to be listed on the Nasdaq Capital Market under the ticker symbol “HUMA.”

A group of leading investors has committed to participate in a common stock PIPE of approximately $175 million at $10.00 per share that will close simultaneously with the business combination. The Combined Company will also receive up to $100 million held in AHAC’s trust account at closing of the transaction, subject to any redemptions by existing AHAC shareholders. Additionally, existing Humacyte investors will be subject to a 12-month lockup with 50% eligible for sale after 6 months if the 20-day VWAP over any 30-day period equals or exceeds $15.00.

Humacyte Highlights

1.	Clinical-stage biotechnology platform company with multiple potential products
●	Universally implantable: no need for donor tissue matching or a lifetime of immunosuppression.
●	Off-the-shelf: eliminate waiting time for donor tissue or the need to harvest tissue through surgical excision of the patient often dealing with existing morbidity.
●	Highly resistant to infection: based on evidence from clinical trials to date.
●	Regenerative and self-healing: expected to transform into the patient’s own tissue by repopulating with the patient’s own cells and undergoing angiogenesis.

2.	Potential life-saving innovations
●	It is estimated that 3.5 million patients worldwide require hemodialysis every year. Each patient needs safe and repeatable arteriovenous (AV) access for dialysis. Humacyte’s Human Acellular Vessel (HAV), if approved, will provide a potential alternative to synthetic grafts and AV fistulas.
●	Over a million patients suffer from type 1 diabetes in the U.S. alone. Humacyte’s BioVascular pancreas, if approved, could be implanted in an outpatient procedure, potentially eliminating the need for continuous glucose monitoring and exogenous insulin therapy.

●	Half a million coronary access bypass grafts (CABG) are placed every year in the U.S. alone, most requiring the harvesting of a vein from the patient’s leg for the bypass conduit. Humacyte’s HAVs may potentially provide long-lasting revascularization with an off-the-shelf vessel, potentially eliminating the need for a second surgery to harvest a vein from the patient.
●	Vascular trauma affects tens of thousands of patients per year in the U.S., and can lead to amputation, infection and loss of life. Humacyte’s HAV is designed to potentially restore blood flow to injured limbs without waiting for vein tissue harvest.
●	Peripheral arterial disease is a growing health care problem, with over 100,000 procedures per year in the U.S. to treat the disease. Humacyte’s HAV may provide an alternative to vein stripping or artificial plastic implants for treatment of this disease which, if left untreated, can lead to infection, amputation and death.

3.	Significant body of clinical evidence
●	5 Phase II clinical trials completed: in hemodialysis access and peripheral arterial disease.
●	3 Phase III clinical trials ongoing: vascular trauma and AV access trials expected to be complete by 2023.
●	430+ patients treated with HAVs to date in clinical trials, no immunological rejections to date.
●	800+ patient-years of clinical data with the HAVs implanted to date.

4.	Extensive intellectual property rights
●	87 patents granted and 21 patents pending.
●	Proprietary human cell bank and biomanufacturing processes.
●	Considerable manufacturing know-how and trade secrets.
●	Over 300 publications by Humacyte Executive Team on regenerative and vascular medicine.

5.	$150+ billion in estimated total size of markets targeted by Humacyte’s products, if approved
●	Nearly $90 billion in market size for potential vascular products.
●	Over $65 billion in market size for potential non-vascular products.

6.	$12+ billion in potential annual peak sales from Humacyte’s products, if approved
●	Multibillion-dollar peak sales potential from hemodialysis AV access, vascular trauma, peripheral arterial disease, diabetes and CABG products.
●	Substantial additional opportunities under development include bioengineered lung, trachea, urinary conduit and esophagus.

7.	Well-defined regulatory pathway
●	Fast Track designation granted by the U.S. FDA in 2014.
●	First company to receive Regenerative Medicine Advanced Therapy (RMAT) designation, granted by the U.S. FDA in 2017.

8.	In-house commercial-scale manufacturing with room for modular expansion
●	Proprietary biomanufacturing process that can operate at commercial scale.
●	Extensive automation and process monitoring and controls, designed for GMP compliance.
●	Current facility with scale-out expansion capability up to 40,000+ HAVs per year.

9.	Nearly $480 million in financing raised to date, including $150M equity investment from Fresenius Medical Care
●	Commercial partnership with Fresenius Medical Care for the use of Humacyte’s HAV in dialysis AV access and peripheral arterial disease, a collaboration that includes vascular trauma in markets outside the U.S.
●	Fresenius Medical Care is the world's leading provider of products and services for individuals with renal diseases and in surgical care centers.

“Humacyte is a global leader in developing bioengineered tissues for use in regenerative medicine,” said Dr. Niklason. “We are very pleased to have support from top-tier investors, and access to the U.S. capital markets following the closing of this proposed transaction, which will leave Humacyte well-capitalized to provide first-in-class therapies to treat several life-threatening diseases. Our innovative platform has the potential to support tissue repair, reconstruction and replacement without the limitations of existing standards of care. Humacyte’s bioengineered tissues can be produced at commercial scale and, after regulatory approval, are designed to be stored in hospitals and other surgical centers, and immediately available to surgeons whenever needed.”

Said Rajiv Shukla, Chairman & CEO of AHAC, “Humacyte’s innovative biotechnology platform is aimed at solving intractable medical problems for (1) Patients: potential for lower risk of amputation and tissue rejection, elimination of waiting times, and reduced need for immunosuppression and additional surgeries; (2) Physicians: potential for better clinical outcomes and ease of use; (3) Payors: potential cost savings by avoiding amputations and infections, additional surgeries, medication and re-hospitalizations.”

Humacyte has assembled a seasoned team of 130 employees, consisting of scientists, clinical, manufacturing, regulatory and commercial experts. Following the closing of the transaction, Dr. Niklason and Mr. Shukla will be joined by certain board members of Humacyte to form the Combined Company’s board of directors.

Transaction Overview

Under the terms of the proposed transaction, Humacyte’s shareholders will receive an aggregate of 80 million shares of AHAC’s Class A common stock (the “Class A Shares”) in exchange for their existing Humacyte shares, as contemplated by the terms of the business combination agreement. Current shareholders of Humacyte will exchange their shares of Humacyte for Class A Shares on a one for one basis. In addition, Humacyte’s shareholders may receive (i) an additional 7,500,000 Class A Shares if the 20-day VWAP of the Class A Shares over any 30-day period equals or exceeds $15.00 and (ii) an additional 7,500,000 Class A Shares if the 20-day VWAP of the Class A Shares over any 30-day period equals or exceeds $20.00. In addition to the $100 million held in AHAC’s trust account (assuming no redemptions), an additional group of top-tier healthcare investors has committed to participate in the transaction through a common stock PIPE of $175 million at $10.00 per share. Assuming that no AHAC shareholders elect to redeem their shares, it is estimated that the current shareholders of Humacyte will own approximately 73% of the issued and outstanding shares in the Combined Company at closing. The Combined Company is expected to receive gross proceeds of approximately $255 million at the closing of the transaction assuming no redemptions. The transaction is expected to close in the second quarter of 2021.

The transaction has been approved by each of AHAC’s and Humacyte’s Board of Directors. The transaction is subject to the approval of AHAC and Humacyte shareholders and other customary conditions and is expected to close in the second quarter of 2021.

Additional information about the transaction will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed by AHAC with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov. In addition, AHAC intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Piper Sandler & Co. acted as lead placement agent and financial advisor to AHAC. Exos acted as co-placement agent and financial advisor to AHAC. Oppenheimer and Lake Street Capital Markets acted as financial advisors to AHAC. Goodwin Procter LLP acted as legal counsel to AHAC. DLA Piper acted as legal counsel to the placement agents. Covington & Burling LLP acted as legal counsel to Humacyte in the transaction.

Webcast Details

A pre-recorded presentation discussing the business combination and PIPE agreements, and associated presentation materials, can be accessed at the following links with the passcode “AHAC”:

URL: https://dealroadshow.com

Direct link: https://dealroadshow.com/e/AHAC

About Humacyte

Humacyte, Inc., is developing a disruptive biotechnology platform to deliver universally implantable bioengineered human tissues and organs designed to improve the lives of patients and transform the practice of medicine. The Company develops and manufactures acellular tissues to treat a wide range of diseases, injuries and chronic conditions. Humacyte’s initial opportunity, a portfolio of human acellular vessels (HAVs), is currently in late-stage clinical trials targeting multiple vascular applications, including vascular trauma repair, arteriovenous access for hemodialysis, and peripheral arterial disease. Pre-clinical development is also underway in coronary artery bypass grafts, pediatric heart surgery, treatment of type 1 diabetes, and multiple novel cell and tissue applications. Humacyte’s HAVs were the first product to receive the FDA’s Regenerative Medicine Advanced Therapy (RMAT) expedited review designation and received priority designation for the treatment of vascular trauma by the U.S. Secretary of Defense. For more information, visit www.Humacyte.com.

About Alpha Healthcare Acquisition Corp.

Alpha Healthcare Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a business combination with one or more businesses in the healthcare sector. The company was founded by Mr. Rajiv Shukla who has two decades of buyouts, investments and operations experience in the healthcare industry. Mr. Shukla previously served as Chairman and Chief Executive Officer of Constellation Alpha Capital Corp., a Nasdaq-listed special purpose acquisition company, that merged with DermTech, Inc (ticker: DMTK) in August 2019.

Important Information About the Merger and Where to Find It

A full description of the terms of the business combination will be provided in a registration statement on Form S-4 to be filed with the SEC by AHAC that will include a prospectus with respect to the Combined Company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of AHAC to vote on the business combination. AHAC urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about AHAC, Humacyte and the business combination.  After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of AHAC as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Alpha Healthcare Acquisition Corp., Attn: Secretary, 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

AHAC and Humacyte and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this press release under the rules of the SEC. Information about the directors and executive officers of AHAC is set forth in AHAC’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on September 17, 2020, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Alpha Healthcare Acquisition Corp., Attn: Secretary, 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the AHAC shareholders in connection with the proposed business combination will be set forth in the registration statement containing the proxy statement/prospectus for the proposed business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the business combination, the proceeds of the business combination, the initial market capitalization of the Combined Company and the benefits of the business combination, as well as statements about the potential attributes and benefits of Humacyte’s product candidates and the format and timing of Humacyte’s product development activities and clinical trials. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the business combination due to the failure to obtain approval from Alpha Healthcare Acquisition Corp.’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the business combination, the outcome of any legal proceedings that may be instituted against Alpha Healthcare Acquisition Corp. or Humacyte following announcement of the proposed business combination and related transactions, the impact of COVID-19 on Humacyte’s business and/or the ability of the parties to complete the business combination, the ability to obtain or maintain the listing AHAC’s common stock on Nasdaq following the proposed business combination, costs related to the proposed business combination, changes in applicable laws or regulations, the possibility that Alpha Healthcare Acquisition Corp. or Humacyte may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by AHAC with the SEC and those included under the header “Risk Factors” in the final prospectus of AHAC related to its initial public offering. Most of these factors are outside of AHAC’s and Humacyte’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Humacyte Investor Contact:

Doug Blankenship

CFO, Humacyte

dblankenship@humacyte.com

Humacyte Media Contacts:

Juliana Blum

EVP, Commercial

blum@humacyte.com

Heather Anderson

handerson@6degreespr.com

AHAC Contact:

Patrick Sturgeon

Chief Financial Officer

info@alphaspac.com

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